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                                                                  EXHIBIT 10.24

                       FORM OF INDEMNIFICATION AGREEMENT


         This Agreement is made this _____ day of ____________, 2000, by and between DevX Energy, Inc., a Delaware corporation (the "Company"), and ________________________________ ("Director").

                                  WITNESSETH:

         WHEREAS, Director is unwilling to serve, or continue to serve, the Company as a director without assurances that adequate liability insurance, indemnification or a combination thereof is, and will continue to be, provided; and

         WHEREAS, the Company, in order to induce Director to serve or continue to serve the Company, has agreed to provide Director with the benefits contemplated by this Agreement which benefits are intended to supplement or replace, if necessary, the Company's existing directors' and officers' liability insurance; and

         WHEREAS, as a result of the provision of such benefits, Director has agreed to serve or to continue to serve as a director of the Company;

         NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, including the Director's service or continued service to the Company, the Company and Director hereby agree as follows:

Section 1. Definitions. The following terms, as used herein, shall have the following respective meanings:

         "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Director in connection with his services as an officer, director, employee, trustee, agent or fiduciary of the Company, or any event or occurrence related to the fact that Director is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, trust or other entity, or by reason of anything done or not done by Director in such capacities or any of the foregoing alleged by any claimant or any claim against Director solely by reason of him being a director or officer of the company.

         "Covered Amount" means Losses and Expenses which, in type or amount, are not insured under the directors' and officers' liability insurance maintained by the Company from time to time.

         "D&O Insurance" means the directors' and officers' liability insurance issued by the insurer(s), and having the policy number(s), amount(s) and deductible(s) set forth on Exhibit A hereto and any replacement or substitute policies issued by one or more reputable insurers providing



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in all respects coverage at least comparable to and in the same amount as that provided under the policy or policies identified on Exhibit A.

         "Determination" means a determination, based on the facts known at the time, made by:

                  (i) A majority vote of the directors who are not parties to the action, suit or proceeding as to which indemnification has been requested, even though less than a quorum; or

                  (ii) Independent legal counsel in a written opinion prepared at the request of a majority of a quorum of disinterested directors; or

                  (iii) A majority of the disinterested stockholders of the Company; or

                  (iv) A final adjudication by a court of competent jurisdiction.

         "Determined" shall have a correlative meaning.

         "Excluded Claim" means any payment for Losses or Expenses in connection with any claim:

                  (i) Based upon or attributable to Director gaining in fact any personal profit or advantage to which Director is not entitled; or

                  (ii) For the return by Director of any remuneration paid to Director without the previous approval of the stockholders of the Company which is illegal; or

                  (iii) For an accounting of profits in fact made from the purchase or sale by Director of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; or

                  (iv) Resulting from Director's fraudulent, dishonest or willful misconduct; or

                  (v) The payment of which by the Company under this Agreement is not permitted by applicable law; or

                  (vi) The payment of which would cause the total amount of all Losses and Expenses paid by the Company to exceed the Covered Amount; or

                  (vii) Any claim for which Director would not be permitted to be indemnified under applicable law, notwithstanding the obligations of the Company under this Agreement.



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         "Expenses" means any reasonable expenses incurred by Director as a result of a claim or claims made against him for Covered Acts including, without limitation, counsel fees and costs of investigative, judicial or administrative proceedings or appeals, but shall not include Fines.

         "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

         "Loss" means any amount which Director is legally obligated to pay as a result of a claim or claims made against him for Covered Acts including, without limitation, damages and judgments and sums paid in settlement of a claim or claims, but shall not include Fines.

         "Subsidiary" means, with respect to any person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that person.

Section 2.  Maintenance of D&O Insurance.

         a. The Company hereby represents and warrants that Exhibit A contains a complete and accurate description of the policies of directors' and officers' liability insurance purchased by the Company and that such policies are in full force and effect.

         b. The Company hereby covenants and agrees that, so long as Director shall continue to serve as a director of the Company and thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Company, the Company, subject to Section 2(d), shall maintain in full force and effect D&O Insurance.

         c. In all policies of D&O Insurance, Director shall be named as an insured in such a manner as to provide Director the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

         d. The Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance is disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

Section 3. Indemnification. The Company shall indemnify Director and hold him harmless from the Covered Amount of any and all Losses and Expenses subject, in each case, to the further provisions of this Agreement.

Section 4. Excluded Coverage.

         a. The Company shall have no obligation to indemnify Director for and hold him harmless from any Loss or Expense which has been determined, by final adjudication by a court of competent jurisdiction, to constitute an Excluded Claim.



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         b. The Company shall have no obligation to indemnify Director and hold him harmless for any Loss or Expense to the extent that Director is indemnified by the Company pursuant to the Company's Bylaws or otherwise indemnified.

Section 5. Indemnification Procedures.

         a. Promptly after receipt by Director of notice of the commencement of or the threat of commencement of any action, suit or proceeding, Director shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof.

         b. If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Director. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Director, all Losses and Expenses payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

         c. To the extent the Company does not, at the time of the commencement of or the threat of commencement of such action, suit or proceeding, have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such action, suit or proceeding will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any such action, suit or proceeding in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel satisfactory to Director, upon the delivery to Director of written notice of its election to do so. After delivery of such notice, the Company will not be liable to Director under this Agreement for any legal or other Expenses subsequently incurred by the Director in connection with such defense other than reasonable Expenses of investigation; provided that Director shall have the right to employ its counsel in any such action, suit or proceeding but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Director's expense; provided further that if (i) the employment of counsel by Director has been previously authorized by the Company, (ii) Director shall have reasonably concluded that there may be a conflict of interest between the Company and Director in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the fees and expenses of counsel shall be at the expense of the Company.

         d. All payments on account of the Company's indemnification obligations under this Agreement shall be made within sixty (60) days of Director's written request therefor unless a Determination is made that the claims giving rise to Director's request are Excluded Claims or otherwise not payable under this Agreement; provided that all payments on account of the Company's obligations under Section 5(c) of this Agreement prior to the final disposition of any action, suit or proceeding shall be made within 20 days of Director's written request therefor and such obligation shall not be subject to any such determination but shall be subject to Section 5(e) of this Agreement.



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         e. Director agrees that he will reimburse the Company for all Losses and Expenses paid by the Company in connection with any action, suit or proceeding against Director in the event and only to the extent that a Determination shall have been made by a court in a final adjudication from which there is no further right of appeal that the Director is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Director is otherwise not entitled to payment under this Agreement.

Section 6. Settlement. The Company shall have no obligation to indemnify Director under this Agreement for any amounts paid in settlement of any action, suit or proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any Fine or any obligation on Director without Director's written consent. Neither the Company nor Director shall unreasonably withhold their consent to any proposed settlement.

Section 7. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which the Director may be entitled under any bylaw, agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after the Director ceases to serve the Corporation as a Director.


Section 8. Enforcement.

         a. Director's right to indemnification shall be enforceable by Director only in the Chancery Court of the State of Delaware and shall be enforceable notwithstanding any adverse Determination, other than a Determination which has been made by a final adjudication of a court of competent jurisdiction. In any such action, if a prior adverse Determination has been made, the burden of proving that indemnification is required under this Agreement shall be on Director. The Company shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse Determination shall have been made.

         b. In the event that any action is instituted by Director under this Agreement or to enforce or interpret any of the terms of this Agreement, Director shall be entitled to be paid all court costs and expenses, including reasonable counsel fees, incurred by Director with respect to such action, unless the court determines that each of the material assertions made by Director as a basis for such action were not made in good faith or were frivolous.

Section 9. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

Section 10. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.



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Section 11. Consent to Jurisdiction. The Company and the Director each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the Chancery Court of the State of Delaware.

Section 12. Successor and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives and estate of Director.

Section 13. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

Section 14. Notice. For purposes of this Agreement, all notices and other communications provided for in this Agreement shall be addressed as follows, shall be in writing and shall be deemed to have been duly given upon actual receipt:


         If to the Director:                    If to the Company:

                                                DevX Energy, Inc.
         ----------------------------------
                                                13760 Noel Road
         ----------------------------------
                                                Suite 1030
         ----------------------------------
                                                Dallas, TX 75240-7336
         ----------------------------------
                                                Attn: President & Chief
                                                      Executive Officer


Section 15. No Duplication of Payments. The Company shall have no obligation to indemnify Director and hold him harmless for any Loss, Expense or Fine to the extent that Director has otherwise actually received payment for such Loss, Expense or Fine (whether pursuant to any insurance policy, provision of the Company's Certificate of Incorporation or bylaws or otherwise).

Section 16. Entire Agreement. This Agreement sets forth the entire understandings of the parties hereto with respect to the subject matter hereof. It incorporates and merges with any and all previous communications and understandings, oral or written, with respect to the subject matter hereof.

                                   * * * * *



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         IN WITNESS WHEREOF, the Company and Director have executed this
Agreement as of the day and year first above written.

                                           COMPANY:

                                           DEVX ENERGY, INC.


                                           By:
                                              ------------------------------
                                              Name:
                                                   -------------------------
                                              Title:
                                                    ------------------------


                                           DIRECTOR:


                                           ---------------------------------
                                           Name:
                                                ----------------------------



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